Exhibit 99.1

For Immediate Release
Contact:
David Bulger (Company)	Jerry Daly or Carol McCune
EVP, CFO and Treasurer	Daly Gray (Media)
(561) 227-1302	(703) 435-6293

Innkeepers USA Trust Announces First Quarter Earnings

RevPAR Increases 4.5 Percent in First Quarter

PALM BEACH, Fla., May 4, 2004—Innkeepers USA Trust (NYSE: KPA), a hotel real estate investment trust (REIT) and a leading owner of upscale, extended-stay hotel properties throughout the United States, today announced results for the three months ended March 31, 2004.

	1Q 2004[1]	1Q 2003[1]	% Change
Net loss applicable to common shareholders	$(5,205)	$(5,050)	(3.1)%
Diluted loss per share	$(0.14)	$(0.14)	(0.0)%
Funds from operations (FFO) [2,3]	$2,020	$3,250	(37.8)%
Adjusted FFO[2,3]	$6,494	$7,036	(7.7)%
Diluted FFO per share[2,3]	$0.05	$0.08	(37.5)%
Adjusted diluted FFO per share[2,3]	$0.17	$0.18	(5.6)%
Earnings before interest expense, taxes, depreciation and amortization (EBITDA)[2,3]	$16,504	$11,757	40.4%
Adjusted EBITDA[2,3]	$15,700	$15,543	1.0%

[1]	In thousands, except per share and percentage change data
[2]	FFO, Adjusted FFO, diluted FFO per share, Adjusted diluted FFO per share, EBITDA and Adjusted EBITDA are not generally accepted accounting principles (GAAP) financial measures within the meaning of Securities and Exchange Commission rules and regulations and are discussed in further detail on pages 5-7.

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[3]	FFO and diluted FFO per share for the 2004 first quarter include $4,249,000 of issuance costs pertaining to the Series A Cumulative Convertible preferred shares that were redeemed in January 2004. The $4,249,000 of Series A issuance costs have been excluded from Adjusted FFO, Adjusted diluted FFO per share, EBITDA and Adjusted EBITDA.

FFO, diluted FFO per share and EBITDA for the 2003 first quarter include $3,463,000 in deferred percentage lease revenue. The $3,463,000 in deferred percentage lease revenue has been recognized as revenue for Adjusted FFO, Adjusted diluted FFO per share and Adjusted EBITDA.

Adjusted FFO, Adjusted diluted FFO per share and Adjusted EBITDA exclude other charges and discontinued operations for the first quarters of 2004 and 2003. Adjusted EBITDA excludes a gain on sale of hotel of $1,029,000 for the 2004 first quarter.

RevPAR Results

Revenue per available room (RevPAR) for the company’s 65 comparable hotels rose 4.5 percent for the 2004 first quarter to $64.77. Occupancy increased to 69.2 percent, and average daily rate (ADR) was $93.64 for the 2004 first quarter.

The RevPAR increase of 4.5 percent for the 2004 first quarter reflects a 1.0 percent increase in RevPAR at the company’s eight Silicon Valley, California properties. The eight Silicon Valley hotels accounted for 17 percent and 18 percent of the company’s room revenues for the first quarters of 2004 and 2003, respectively. Excluding Silicon Valley, the remainder of Innkeepers’ portfolio reported a RevPAR increase of 5.3 percent for the 2004 first quarter.

“We are very encouraged that we seem to have turned an important corner after three of the most challenging years ever for the lodging industry,” said Jeffrey H. Fisher, Innkeepers chief executive officer and president. “Granted, some of our RevPAR growth is due to easy comparisons related to the war in Iraq a year ago, which depressed 2003 first quarter travel demand. But we have seen renewed strength in travel demand, and our properties also benefited from the extensive investments we have made during the past three years. We have seen steady

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improvement in our operations over the last three months, with increases in occupancy reported for each successive month. During the quarter we also completed our taxable REIT subsidiary (TRS) transaction,” he said.

Adjusted FFO per share and Adjusted EBITDA for the 2004 first quarter were $0.17 and $15.7 million, respectively, which were essentially flat compared to the 2003 first quarter. The positive impact of the RevPAR increase in the 2004 first quarter to Adjusted diluted FFO per share and Adjusted EBITDA was offset by a net loss from the TRS of $1.7 million.

Outlook

“We are increasingly confident that the hotel industry is in the early stages of a sustainable recovery,” Fisher said. “With leisure travel entering a traditionally strong period and business transient travel demand finally starting to rebound, we are optimistic that lodging fundamentals will continue to improve and that, in retrospect, 2004 will mark the first official year of recovery. Even though our 2004 first quarter RevPAR and FFO per share exceeded the guidance we provided in February, we believe it is prudent, since we are in the early stages of the lodging industry recovery, to maintain our previous forecast of 3.0 percent RevPAR improvement for 2004 and our previous earnings guidance until May and June operating results are in. We anticipate providing updated guidance in our second quarter earnings release on August 3, 2004.”

Fisher noted that the company paid a $0.03 per common share dividend for the first quarter and will continue to evaluate common share dividend levels on a quarterly basis. “As the

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recovery gains traction and fundamentals continue to improve, we believe that our business strategies will enhance the cash available for distribution, which is used to determine the level of our common share dividends.”

Acquisitions

Fisher said that the company is aggressively pursuing acquisitions of upscale hotels with premier franchisors in growing markets. “We just announced the acquisition of the 146-suite Homewood Suites by Hilton on San Antonio’s famed Riverwalk for a cost of $21 million, which will be funded with available cash. We expect to close on this acquisition in May 2004, subject to certain customary conditions.”

Balance Sheet

David Bulger, Innkeepers’ executive vice president, chief financial officer and treasurer, said that the company’s capital structure remains solid. “We successfully completed our offering of 8% Series C Cumulative Preferred shares in January and used the majority of the proceeds to redeem all the outstanding shares of our 8.625% Series A Cumulative Convertible Preferred shares, further strengthening our balance sheet.

“Our debt-to-investment in hotel properties at cost ratio is a low 27 percent at March 31, 2004, with all of our debt due 2007 and beyond. Our weighted average interest rate on our total debt is 7.5 percent, and 96 percent of our total debt is at a fixed rate. We have $0 outstanding on our $135 million revolving unsecured line of credit, which matures in July 2004. We currently are in discussions with our revolving unsecured line of credit lenders concerning a three-year extension to the line of credit.”

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Capital Expenditures

Bulger noted that the company spent $6.8 million on selective capital projects in the 2004 first quarter out of a total of $20 million budgeted for capital expenditures in 2004. “We plan to spend capital on critical hotel property improvements that are necessary to keep our hotels competitive in their markets, maintain a high level of guest satisfaction and satisfy franchisor requirements. Overall, our properties are in excellent competitive condition.”

Innkeepers USA Trust is a hotel real estate investment trust (REIT) and a leading owner of upscale, extended-stay hotel properties throughout the United States. The company owns 66 hotels with a total of 8,185 suites or rooms in 21 states and focuses on acquiring and/or developing Residence Inns by Marriott and other upscale extended-stay hotels and the rebranding and repositioning of other hotel properties.

For more information about Innkeepers USA Trust, visit the company’s web site at www.innkeepersusa.com.

To listen to a web cast of the company’s 2004 first quarter conference call on May 4, 2004, at 2 p.m. Eastern time, go to the web site and click on Conference Calls. Interested parties may listen to an archived web cast of the conference call on the web site, or may dial (800) 405-2236, pass code 577455, to hear a telephone replay. The archived web cast and telephone replay will be available through midnight Monday, May 10, 2004.

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Included in this press release are certain non-GAAP financial measures within the meaning of Securities Exchange Commission rules and regulations that are different from measures calculated and presented in accordance with GAAP (generally accepted accounting principles). These non-GAAP financial measures are (i) funds from operations (FFO), (ii) FFO per share, (iii) Adjusted FFO, (iv) Adjusted FFO per share, (v) net income (loss) (computed in accordance with GAAP) before interest expense, taxes, depreciation and amortization and common and preferred minority interests (EBITDA) and Adjusted EBITDA. The following explains why we believe these measures help provide investors with a more complete understanding of our financial and operating performance.

FFO As Defined by NAREIT and Adjusted FFO

The National Association of Real Estate Investment Trusts (NAREIT) adopted the definition of FFO in order to promote an industry standard measure of REIT financial and operating performance. Management believes that the presentation of FFO and Adjusted FFO (defined below) provides useful information to investors regarding the company’s financial condition and results of operations, particularly in reference to the company’s ability to service debt, fund capital expenditures and pay cash dividends. Many other real estate companies use FFO and Adjusted FFO as a measure of their financial and operating performance, which provides another basis of comparison for management. FFO, as defined, adds back historical cost depreciation. Historical cost depreciation assumes the value of real estate assets diminishes predictably over a certain period of time. In fact, real estate asset values historically have increased or decreased with market conditions. Consequently, FFO and Adjusted FFO may be useful measures in evaluating financial and operating performance by disregarding, or adding back, historical cost depreciation in the calculation of FFO and Adjusted FFO. Additionally, FFO per share targets are used to determine a significant portion of the incentive compensation of the company’s senior management.

NAREIT defines FFO as net income (loss) (computed in accordance with GAAP, excluding gains (losses) from sales of property, plus depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. The company calculates FFO in compliance with the NAREIT definition. The company defines Adjusted FFO as FFO (as defined by NAREIT), adjusted for non-recurring and/or non-cash items, such as discontinued operations and impairment losses.

EBITDA and Adjusted EBITDA

EBITDA is defined as net income (loss) (computed in accordance with GAAP) before interest expense, taxes, depreciation and amortization and common and preferred minority interests. The company defines Adjusted EBITDA as EBITDA adjusted for non-recurring and/or non-cash items, including gain (losses) from sales of property, discontinued operations and impairment losses. Management believes that the presentation of EBITDA and Adjusted

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EBITDA provides useful information to investors regarding the company’s financial condition and results of operations, particularly in reference to the company’s ability to service debt, fund capital expenditures and pay cash dividends. EBITDA and Adjusted EBITDA also are factors in management’s evaluation of the financial and operating performance of the company, hotel-level performance, investment opportunities, dispositions and financing transactions. Adjusted EBITDA reflects the continuing financial and hotel-level operating performance of the company’s long-term assets.

FFO, FFO per share, Adjusted FFO, Adjusted FFO per share, EBITDA and Adjusted EBITDA, as presented, may not be comparable to FFO, FFO per share, Adjusted FFO, Adjusted FFO per share, EBITDA and Adjusted EBITDA as calculated by other real estate companies. These measures may not reflect certain expenses that we incurred and will incur, such as depreciation and interest expense (although we show such expenses in the reconciliation of these measures to their most directly comparable GAAP measures). None of these measures should be considered as an alternative to net income, cash flow from operations, or any other financial and operating performance measure prescribed by GAAP. These measures should only be used in conjunction with GAAP measures.

The company believes that its FFO, FFO per share, Adjusted FFO, Adjusted FFO per share, EBITDA and Adjusted EBITDA computation methodologies comply with the SEC’s new rules regarding the presentation of non-GAAP financial information. The company may review its computation methodologies if and when further guidance on the new SEC rules becomes available.

Cautionary statements set forth in reports filed by the company from time to time with the Securities and Exchange Commission discuss important factors impacting, or that could impact, the company and its results or forecasted results. These factors include, without limitation, (i) risks that war, terrorism or similar activities, widespread health alerts, disruption in oil imports or higher oil prices or changes in domestic or international political environments, have affected and may continue to negatively affect the travel industry and the company, and the negative effects of such events that may occur in the future cannot be fully anticipated, (ii) the relative strength and performance of businesses and industries that are important demand generators in the company’s key markets (e.g., technology, automotive, aerospace), (iii) international, national, regional and local economic conditions that will, among other things, affect demand for the company’s hotel rooms and the availability and terms of financing, (iv) the company’s ability to maintain its properties in competitive condition, (v) the company’s ability to acquire or develop additional properties and risks that potential acquisitions or developments may not perform in accordance with expectations, (vi) changes in travel patterns or the prevailing means of commerce (i.e., e-commerce), and (vii) the complex tax rules that the company must satisfy to qualify as a REIT, and other governmental regulation.

INNKEEPERS USA TRUST

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except share and per share data)

	Three Months Ended March 31,
	2004	2003
Revenue:
Hotel Operating
Rooms	$35,968	$0
Food and beverage	77	0
Telephone	431	0
Other	694	0
Percentage lease	5,073	16,335
Other	110	129

Total revenue	$42,353	$16,464

Expenses:
Hotel Operating
Rooms	$8,294	$0
Food and beverage	77	0
Telephone	467	0
Other	302	0
General and administrative	3,594	0
Franchise and marketing fees	2,685	0
Amortization of deferred franchise conversion	226	0
Advertising and promotions	1,241	0
Utilities	1,796	0
Repairs and maintenance	2,054	0
Management fees	1,199	0
Amortization of deferred lease acquisition	120	0
Insurance	279	0
Corporate
Depreciation	8,292	8,303
Amortization of franchise fees	13	14
Ground rent	127	124
Interest	4,494	4,315
Amortization of loan origination fees	269	269
Property taxes and insurance	2,907	2,857
General and administrative	1,631	1,403
Amortization of unearned compensation	227	345
Other charges(1)	371	655

Total expenses	$40,665	$18,285

Income (Loss) before minority interest	$1,688	$(1,821)
Minority interest, common	157	157
Minority interest, preferred	(1,068)	(1,068)

Income (Loss) from continuing operations	$777	$(2,732)
Discontinued operations(2)	27	178
Gain on sale of hotel	1,029	0

Net income (loss)	$1,833	$(2,554)
Preferred share dividends	(2,789)	(2,496)
Redeemed preferred share issuance costs (3)	(4,249)	0

Net loss applicable to common shareholders	$(5,205)	$(5,050)
Diluted income (loss) per share	$(0.14)	$(0.14)
Weighted average number of common shares	37,430,579	37,386,312

Hotel operating revenue and hotel operating expenses in the above consolidated statements of operations reflect 34 hotel properties leased to the TRS from January 1, 2004 to March 31, 2004, 24 hotel properties from February 1, 2004 to March 31, 2004, and two hotel properties from March 1, 2004 to March 31, 2004.

(1)	Other charges in 2004 include $250,000 to be paid to Innkeepers Hospitality Management, Inc. (IHM) relating to reimbursement of expenses incurred for the transition of 17 Marriott International, Inc. managed hotel properties to IHM. Other charges in 2003 include TRS transaction costs.
(2)	Discontinued operations in 2004 include a hotel property actively marketed for sale and a hotel property sold in January 2004. The operations of the hotel properties have been recognized and categorized as discontinued operations for the 2004 first quarter. Discontinued operations in 2003, in addition to the two hotel properties noted above, also include another hotel property that was sold in September 2003. The operations of the hotel properties have been recognized and categorized as discontinued operations for the 2003 first quarter.
(3)	Preferred share dividends in 2004 include $4,249,000 of issuance costs pertaining to the Series A Cumulative Convertible Preferred shares that were redeemed in January 2004.

INNKEEPERS USA TRUST

CALCULATION OF FFO AND EBITDA (UNAUDITED)

(in thousands, except share and per share data)

	Three Months Ended March 31,
	2004	2003
CALCULATION OF FFO
Net loss applicable to common shareholders	$(5,205)	$(5,050)
Depreciation	8,292	8,303
Depreciation included in discontinued operations	119	154
Gain on sale of hotel	(1,029)	0
Minority interest, common	(157)	(157)

FFO	$2,020	$3,250

Weighted average number of common shares and common share equivalents	38,651,749	38,557,236
Diluted FFO per share	$0.05	$0.08

FFO	$2,020	$3,250
Redeemed preferred share issuance costs	4,249	0
Other charges	371	655
Discontinued operations	(146)	(332)
Deferred percentage lease revenue	0	3,463

Adjusted FFO	$6,494	$7,036

Adjusted diluted FFO per share	$0.17	$0.18

	Three Months Ended March 31,
	2004	2003
CALCULATION OF EBITDA
Net income (loss)	$1,833	$(2,554)
Interest expense	4,494	4,315
Depreciation and amortization	9,147	8,931
Depreciation included in discontinued operations	119	154
Minority interest, common and preferred	911	911

EBITDA	$16,504	$11,757

Other charges	371	655
Discontinued operations	(146)	(332)
Gain on sale of hotel	(1,029)	0
Deferred percentage lease revenue	0	3,463

Adjusted EBITDA	$15,700	$15,543

INNKEEPERS USA TRUST

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands, except share and per share data)

	March 31, 2004	December 31, 2003
ASSETS
Investment in hotel properties:
Land and improvements	$102,025	$102,823
Building and improvements	649,288	654,847
Furniture and equipment	92,080	92,206
Renovations in process	9,398	3,161
Hotels held for sale	4,885	2,979

	857,676	856,016
Accumulated depreciation	(195,421)	(189,156)

Net investment in hotel properties	662,255	666,860

Cash and cash equivalents	41,379	9,586
Restricted cash and cash equivalents	7,909	7,586
Accounts receivable	5,693	8,091
Prepaids and inventory	1,392	1,794
Deferred and other	19,420	12,823

Total assets	$738,048	$706,740

LIABILITIES AND SHAREHOLDERS’ EQUITY
Debt	$230,972	$232,174
Accounts payable and accrued expenses	13,301	8,982
Payable to manager	359	811
Franchise conversion fee obligations	10,854	5,249
Distributions payable	4,493	3,977
Minority interest in Partnership	51,497	51,689

Total liabilities	311,476	302,882

Shareholders’ equity:
Preferred shares, $0.01 par value, 20,000,000 shares authorized, 5,800,000 and 4,630,000 shares issued and outstanding, respectively	145,000	115,750
Common shares, $0.01 par value, 100,000,000 shares authorized, 37,573,076 and 37,563,499 issued and outstanding, respectively	376	376
Additional paid-in capital	392,992	393,349
Unearned compensation	(744)	(897)
Distributions in excess of earnings	(111,052)	(104,720)

Total shareholders’ equity	426,572	403,858

Total liabilities and shareholders’ equity	$738,048	$706,740

INNKEEPERS USA TRUST

DEBT COMPOSITION (UNAUDITED)

As of March 31, 2004

(outstanding balance in thousands)

DEBT	Outstanding Balance	Stated Interest Rate		Maturity Date		Encumbered Properties
Unsecured Line of Credit(1)	$0	—		July 2004		—
Industrial Revenue Bonds(1)	$10,000	2.25%		Dec. 2014		—
Term Loan #1	$25,000	8.17%		Oct. 2007		8
Term Loan #2	$37,000	8.15%		Mar. 2009		8
Term Loan #3	$37,000	7.02%		Apr. 2010		8
Term Loan #4	$57,000	7.16%		Oct. 2009		8
Term Loan #5	$50,000	7.75%		Jan. 2011		6
Mortgage(2)	$13,000	10.35%		June 2010		1
Adjustment (2)	$2,000	—		—		—

TOTAL	$231,000	7.5	%(3)	6 yrs.	(4)	39

(1)	Variable rated debt. The stated interest rate of the industrial revenue bonds includes an annual letter of credit fee of 1.25%
(2)	Adjustment to record $13 million mortgage at a fair market interest rate of 7% (the stated interest rate is 10.35%)
(3)	Weighted average calculated using the stated interest rate
(4)	Weighted average maturity

INNKEEPERS USA TRUST

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in thousands)

	Three Months Ended March 31,
	2004	2003
Cash flows from operating activities:
Net income (loss)	$1,833	$(2,554)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	9,266	9,085
Minority interests	911	911
Deferred percentage lease revenue	0	3,463
Gain on sale of hotel	(1,029)	0
Changes in operating assets and liabilities:
Accounts receivable	2,398	(1,404)
Prepaid expenses and inventory	402	407
Accounts payable and accrued expenses	4,319	(624)
Payable to manager	(452)	0

Net cash provided by operating activities	$17,648	$9,284

Cash flows from investing activities:
Investment in hotel properties	$(6,805)	$(5,077)
Proceeds from sale of hotel	4,028	0
Net deposits into restricted cash accounts	(323)	(255)
Lease acquisition	(1,336)	0
Deposits for acquisitions	(159)	(440)

Net cash used in investing activities	$(4,595)	$(5,772)

Cash flows from financing activities:
Payments on debt	$(1,202)	$(1,148)
Payments on franchise conversion obligations	(91)	0
Distributions paid to unit holders	(1,103)	(1,255)
Distributions paid to shareholders	(3,400)	(8,495)
Redemption of shares and units	(115,730)	0
Proceeds from issuance of preferred shares	140,300	0
Loan origination fees and costs paid	(34)	(143)

Net cash provided (used) by financing activities	$18,740	$(11,041)

Net increase (decrease) in cash and cash equivalents	31,793	(7,529)
Cash and cash equivalents at beginning of period	9,586	21,367
Cash and cash equivalents at end of period	$41,379	$13,838

Supplemental cash flow information:
Interest paid	$4,331	$4,348

INNKEEPERS USA TRUST

OTHER DATA (UNAUDITED)

(in thousands, except shares data)

	March 31, 2004	March 31, 2003
CAPITALIZATION
Common share market capitalization	$343,000	$244,000
Market capitalization	$766,000	$628,000
Common share closing price	$9.14	$6.50
Common dividend(1)	$0.12	$0.40
Common share dividend yield(1)	1.3%	6.2%
Preferred share closing price	$25.50	—
Preferred share dividend(2)	$2.00	—
Preferred share dividend yield(2)	7.8%	—

DEBT COVERAGE
Debt weighted average interest rate	7.5%	7.5%
Debt to investment in hotel properties	27%	27%
Debt and preferred shares to investment in hotel properties	44%	40%
Debt to market capitalization	30%	38%
Debt and preferred shares to market capitalization	49%	56%

LIQUIDITY/FLEXIBILITY
Debt Due 2003	—	$3,000
Debt Due 2004	$4,000	$5,000
Debt Due 2005	$6,000	$8,000
Debt Due 2006 and thereafter	$221,000	$222,000

Unencumbered hotel assets(3)	41%	42%
Unsecured Line of Credit Outstanding Balance	$0	$0
Unsecured Line of Credit Available Balance(4)	$125,000	$125,000

SHARES AND UNITS OUTSTANDING
Common Shares	37,573,076	37,488,913
Common Partnership Units	1,167,236	1,167,892
Preferred Partnership Units	3,884,469	3,884,469
Preferred Shares(5)	5,800,000	6,857,493

(1)	Regular common share dividends declared for the twelve months ended March 31, 2004 and regular and special common share dividends declared for the twelve months ended March 31, 2003
(2)	Regular preferred share dividend stated on an annual basis
(3)	Based upon the number of hotels
(4)	The actual amount that may be borrowed is contingent upon many factors, such as compliance with unsecured line of credit covenants and the use of proceeds from borrowings. The $135 million revolving unsecured line of credit available balance has been reduced by a $10 million letter of credit.
(5)	March 31, 2004 includes preferred shares issued in January 2004 that are not convertible into common shares. March 31, 2003 includes convertible preferred shares which were redeemed in January 2004 and assumes conversion into common shares.

INNKEEPERS USA TRUST

HOTEL OPERATING RESULTS (UNAUDITED)

	As of March 31, 2004	Three Months Ended March 31,		% Inc (dec)
		2004	2003
PORTFOLIO(1)
Average Daily Rate		$93.64	$93.62	0.02%
Occupancy		69.17%	66.20%	4.49%
RevPAR		$64.77	$61.97	4.52%

Number of hotel properties	65
Percent of total rooms	100%
Percent of room revenue(2)	100%

BY SEGMENT
Upscale Extended Stay
Average Daily Rate		$94.80	$95.20	-0.42%
Occupancy		73.54%	69.54%	5.75%
RevPAR		$69.71	$66.20	5.30%

Number of hotel properties	50
Percent of total rooms	75.4%
Percent of room revenue(2)	81.2%

Mid-Priced(1)
Average Daily Rate		$88.94	$87.57	1.56%
Occupancy		55.78%	55.95%	-0.30%
RevPAR		$49.61	$49.00	1.24%

Number of hotel properties	15
Percent of total rooms	24.6%
Percent of room revenue(2)	18.8%

BY FRANCHISE AFFILIATION
Residence Inn
Average Daily Rate		$95.48	$96.66	-1.22%
Occupancy		72.33%	67.60%	7.00%
RevPAR		$69.06	$65.34	5.69%

Number of hotel properties	44
Percent of total rooms	66.1%
Percent of room revenue(2)	70.5%

	As of March 31, 2004	Three Months Ended March 31,		% Inc (dec)
		2004	2003
Summerfield Suites
Average Daily Rate		$90.56	$86.84	4.28%
Occupancy		82.05%	83.22%	-1.41%
RevPAR		$74.31	$72.27	2.82%

Number of hotel properties	6
Percent of total rooms	9.3%
Percent of room revenue(2)	10.7%

Hampton Inn
Average Daily Rate		$88.43	$87.83	0.68%
Occupancy		56.37%	55.76%	1.09%
RevPAR		$49.85	$48.98	1.78%

Number of hotel properties	12
Percent of total rooms	19.1%
Percent of room revenue(2)	14.7%

BY MANAGEMENT COMPANY
Innkeepers Hospitality Management(1)(3)
Average Daily Rate		$94.02	$94.52	-0.53%
Occupancy		67.85%	64.44%	5.29%
RevPAR		$63.79	$60.91	4.73%

Number of hotel properties	59
Percent of total rooms	90.7%
Percent of room revenue(2)	89.3%

Wyndham(3)
Average Daily Rate		$90.56	$86.84	4.28%
Occupancy		82.05%	83.22%	-1.41%
RevPAR		$74.31	$72.27	2.82%

Number of hotel properties	6
Percent of total rooms	9.3%
Percent of room revenue(2)	10.7%

	As of March 31, 2004	Three Months Ended March 31,		% Inc (dec)
		2004	2003
BY GEOGRAPHIC REGION
New England [ME, NH, VT, MA, CT, RI]
Average Daily Rate		$90.37	$88.41	2.22%
Occupancy		48.84%	50.20%	-2.71%
RevPAR		$44.13	$44.38	-0.56%

Number of hotel properties	5
Percent of total rooms	7.2%
Percent of room revenue(2)	4.9%

Middle Atlantic(1) [NY, NJ, PA]
Average Daily Rate		$98.10	$95.25	2.99%
Occupancy		67.11%	68.23%	-1.64%
RevPAR		$65.83	$64.99	1.29%

Number of hotel properties	10
Percent of total rooms	14.1%
Percent of room revenue(2)	14.4%
South Atlantic [DE, MD, WV, DC, VA, NC, SC, GA, FL]
Average Daily Rate		$95.92	$93.06	3.07%
Occupancy		71.98%	64.72%	11.22%
RevPAR		$69.04	$60.23	14.63%

Number of hotel properties	13
Percent of total rooms	20.5%
Percent of room revenue(2)	21.9%

East North Central [OH, MI, IN, IL, WI]
Average Daily Rate		$84.88	$87.29	-2.76%
Occupancy		62.08%	61.44%	1.04%
RevPAR		$52.70	$53.63	-1.73%

Number of hotel properties	12
Percent of total rooms	16.6%
Percent of room revenue(2)	13.5%

East South Central [KY, TN, AL, MS]
Average Daily Rate		$73.74	$79.89	-7.70%
Occupancy		87.33%	72.28%	20.82%
RevPAR		$64.39	$57.74	11.52%

Number of hotel properties	2
Percent of total rooms	2.2%
Percent of room revenue(2)	2.2%

	As of March 31, 2004	Three Months Ended March 31,		% Inc (dec)
		2004	2003
West North Central [MN, IA, MO, KS, NE, SD, ND]
Average Daily Rate		$81.50	$76.82	6.09%
Occupancy		72.58%	78.92%	-8.03%
RevPAR		$59.15	$60.63	-2.44%

Number of hotel properties	1
Percent of total rooms	0.8%
Percent of room revenue(2)	0.7%

West South Central [AR, LA, OK, TX]
Average Daily Rate		$79.62	$79.27	0.44%
Occupancy		76.79%	75.68%	1.47%
RevPAR		$61.13	$59.99	1.90%

Number of hotel properties	4
Percent of total rooms	6.8%
Percent of room revenue(2)	6.4%

Mountain [MT, ID, WY, CO, UT, NM, AZ, NV]
Average Daily Rate		$86.45	$90.48	-4.45%
Occupancy		65.58%	66.14%	-0.85%
RevPAR		$56.69	$59.85	-5.28%

Number of hotel properties	2
Percent of total rooms	3.6%
Percent of room revenue(2)	3.1%

Pacific [WA, OR, CA, AK, HI]
Average Daily Rate		$101.31	$103.20	-1.83%
Occupancy		74.62%	70.01%	6.58%
RevPAR		$75.59	$72.25	4.62%

Number of hotel properties	16
Percent of total rooms	28.2%
Percent of room revenue(2)	32.9%

BY SELECTED MSA
Atlanta
Average Daily Rate		$87.90	$89.03	-1.27%
Occupancy		60.22%	52.04%	15.72%
RevPAR		$52.93	$46.33	14.25%

Number of hotel properties	3
Percent of total rooms	5.4%
Percent of room revenue(2)	4.4%

	As of March 31, 2004	Three Months Ended March 31,		% Inc (dec)
		2004	2003
Boston
Average Daily Rate		$78.27	$79.37	-1.39%
Occupancy		34.17%	34.10%	0.21%
RevPAR		$26.75	$27.06	-1.15%

Number of hotel properties	2
Percent of total rooms	3.8%
Percent of room revenue(2)	1.6%

Chicago
Average Daily Rate		$88.36	$89.75	-1.55%
Occupancy		53.88%	55.97%	-3.73%
RevPAR		$47.60	$50.24	-5.25%

Number of hotel properties	4
Percent of total rooms	7.0%
Percent of room revenue(2)	5.2%

Dallas/Ft. Worth
Average Daily Rate		$79.62	$79.27	0.44%
Occupancy		76.79%	75.68%	1.47%
RevPAR		$61.13	$59.99	1.90%

Number of hotel properties	4
Percent of total rooms	6.8%
Percent of room revenue(2)	6.4%

Denver
Average Daily Rate		$86.45	$90.48	-4.45%
Occupancy		65.58%	66.14%	-0.85%
RevPAR		$56.69	$59.85	-5.28%

Number of hotel properties	2
Percent of total rooms	3.6%
Percent of room revenue(2)	3.1%

Detroit
Average Daily Rate		$86.36	$91.95	-6.08%
Occupancy		71.63%	68.65%	4.34%
RevPAR		$61.86	$63.13	-2.01%

Number of hotel properties	3
Percent of total rooms	4.5%
Percent of room revenue(2)	4.3%

	As of March 31, 2004	Three Months Ended March 31,		% Inc (dec)
		2004	2003
Hartford
Average Daily Rate		$103.29	$100.22	3.06%
Occupancy		61.78%	63.99%	-3.45%
RevPAR		$63.81	$64.13	-0.50%

Number of hotel properties	2
Percent of total rooms	2.4%
Percent of room revenue(2)	2.4%

Philadelphia
Average Daily Rate		$92.62	$88.49	4.67%
Occupancy		72.42%	77.98%	-7.13%
RevPAR		$67.08	$69.01	-2.80%

Number of hotel properties	4
Percent of total rooms	5.7%
Percent of room revenue(2)	5.9%

Richmond
Average Daily Rate		$92.10	$84.14	9.46%
Occupancy		69.34%	65.13%	6.46%
RevPAR		$63.86	$54.80	16.53%

Number of hotel properties	2
Percent of total rooms	2.3%
Percent of room revenue(2)	2.3%

San Francisco/San Jose/Oakland
Average Daily Rate		$103.87	$110.87	-6.31%
Occupancy		70.02%	64.98%	7.76%
RevPAR		$72.74	$72.04	0.97%

Number of hotel properties	8
Percent of total rooms	14.9%
Percent of room revenue(2)	16.8%

Seattle/Portland
Average Daily Rate		$96.65	$95.21	1.51%
Occupancy		74.54%	69.38%	7.44%
RevPAR		$72.04	$66.05	9.07%

Number of hotel properties	6
Percent of total rooms	9.2%
Percent of room revenue(2)	10.3%

	As of March 31, 2004	Three Months Ended March 31,		% Inc (dec)
		2004	2003
Washington, D.C.
Average Daily Rate		$104.97	$101.70	3.22%
Occupancy		72.15%	59.35%	21.57%
RevPAR		$75.74	$60.36	25.48%

Number of hotel properties	3
Percent of total rooms	5.4%
Percent of room revenue(2)	6.3%

(1)	Hotel operating results exclude one hotel acquired in June 2003 which will be converted to a Courtyard by Marriott
(2)	Room revenue for the 2004 first quarter
(3)	17 of the 60 hotel properties managed by Innkeepers Hospitality Management, Inc. (IHM) were previously managed by affiliates of Marriott International, Inc. for the three months ended March 31, 2003. IHM assumed management of one Sunrise Suites previously managed by affiliates of Wyndham International, Inc. on March 1, 2004, and five Summerfield Suites by Wyndham previously managed by affiliates of Wyndham International, Inc. on April 1, 2004.